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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2005

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                Indiana                 1-5627            13-5158950
     (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

              4 West Red Oak Lane
             White Plains, New York                        10604
             (Address of principal                      (Zip Code)
               executive offices)

       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

        On June 6, 2005 ITT Industries, Inc. announced that George E. Minnich, 55, currently Vice President and Chief Financial Officer of Otis Elevator Company, a division of United Technologies Corporation, will join the company as its Senior Vice President and Chief Financial Officer effective July 1, 2005. Mr. Minnich assumed his current role with Otis Elevator in 2001. Prior to that he was Vice President and Chief Financial Officer of Carrier Corporation, a division of United Technologies Corporation, from 1996 until 2001.

        Mr. Minnich will succeed Edward W. Williams as the company's Chief Financial Officer. Mr. Williams will be retiring after 18 years with the company.

ITEM 7.01   REGULATION FD DISCLOSURE

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by ITT Industries, Inc. dated June 6, 2005 including the announcement with respect to Mr. Minnich and the intention of Mr. Williams to retire. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

 99.1  Press release dated June 6, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.

                                             By:   /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                             Its:  Vice President, Secretary
                                                   and Associate General Counsel

Date: June 6, 2005